UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2009

AMERICAN BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-51500	55-0897507
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

365 Broad Street, Bloomfield, New Jersey 07003
(Address of Principal Executive Offices)

(973) 748-3600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 19, 2009, American Bancorp of New Jersey, Inc. (the “Company”), the holding company for American Bank of New Jersey, held the Company’s annual meeting of stockholders.

At that annual meeting, the Company’s stockholders approved the merger of the Company into Investors Bancorp, Inc. pursuant to the Agreement and Plan of Merger between the parties.  The merger is expected to close on May 31, 2009.

The Company’s stockholders also elected Joseph Kliminski to the Board of Directors for a four-year term and ratified the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2009.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Exhibit

99	Press release dated May 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

American Bancorp of New Jersey, Inc.
(Registrant)

DATE: May 20, 2009	By:	/s/ Fred G. Kowal
Fred G. Kowal
President and Chief Operating Officer